UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2005

CERAGENIX PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-50470 Commission File Number	84-1561463 (I.R.S. Employer Identification number)

1444 Wazee Street, Suite 210, Denver, Colorado 80202
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (720) 946-6440

___________________________________________________
(Former name or former address, if changed since last report)

ITEM 7.01	REGULATION FD DISCLOSURE

          On July 8, 2005, the Company issued a press release announcing that two of its lead Cationic Steroid Antibiotic ("CSA") compounds have been accepted by the National Cancer Institute's ("NCI") Developmental Therapeutics Program ("DTP") to evaluate the compounds' potential activity in inhibiting the growth of tumor blood supply. A copy of the press release is filed herewith.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

Item	Title

1.0	Press Release dated July 8, 2005

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Ceragenix Pharmaceuticals, Inc. (Registrant)

Dated: July 14, 2005	/s/ Steven S. Porter Steven S. Porter, Chief Executive Officer